SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC.
(Exact name of registrant as specified in its charter)

Delaware	333-113636	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On January 31, 2006, Bear Stearns Asset Backed Securities I LLC caused the issuance and sale of the Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-1, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, National Association., as trustee.

Item 9.01.          Financial Statements and Exhibits.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1       Pooling and Servicing Agreement, dated as of January 1, 2006 among Bear Stearns Asset Backed Securities I LLC., as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and JPMorgan Chase Bank, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: February 15, 2006

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	5

EXHIBIT 1